June 2015 www.ziopharm.com The Future of Cancer Therapy Exhibit 99.1

This
presentation
contains
certain
forward-looking
information
about
ZIOPHARM
Oncology
that
is
intended
to
be
covered
by
the
safe
harbor
for
"forward-looking
statements"
provided
by
the
Private
Securities
Litigation
Reform
Act
of
1995,
as
amended.
Forward-looking
statements
are
statements
that
are
not
historical
facts.
Words
such
as
"expect(s),"
"feel(s),"
"believe(s),"
"will,"
"may,"
"anticipate(s)"
and
similar
expressions
are
intended
to
identify
forward-looking
statements.
These
statements
include,
but
are
not
limited
to,
statements
regarding
our
ability
to
successfully
develop
and
commercialize
our
therapeutic
products,
our
ability
to
expand
our
long-term
business
opportunities;
financial
projections
and
estimates
and
their
underlying
assumptions;
and
future
performance.
All
of
such
statements
are
subject
to
certain
risks
and
uncertainties,
many
of
which
are
difficult
to
predict
and
generally
beyond
the
control
of
the
Company,
that
could
cause
actual
results
to
differ
materially
from
those
expressed
in,
or
implied
or
projected
by,
the
forward-looking
information
and
statements.
These
risks
and
uncertainties
include,
but
are
not
limited
to:
whether
any
of
our
therapeutic
candidates
will
advance
further
in
the
clinical
trials
process
and
whether
and
when,
if
at
all,
they
will
receive
final
approval
from
the
U.S.
Food
and
Drug
Administration
or
equivalent
foreign
regulatory
agencies
and
for
which
indications;
whether
any
of
our
therapeutic
candidates
will
be
successfully
marketed
if
approved;
whether
our
DNA-based
biotherapeutics
discovery
and
development
efforts
will
be
successful;
our
ability
to
achieve
the
results
contemplated
by
our
collaboration
agreements;
the
strength
and
enforceability
of
our
intellectual
property
rights;
competition
from
pharmaceutical
and
biotechnology
companies;
the
development
of
and
our
ability
to
take
advantage
of
the
market
for
DNA-based
biotherapeutics;
our
ability
to
raise
additional
capital
to
fund
our
operations
on
terms
acceptable
to
us;
general
economic
conditions;
and
the
other
risk
factors
contained
in
our
periodic
and
interim
reports
filed
with
the
SEC
including,
but
not
limited
to,
our
annual
report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2014
and
other
filings
with
the
SEC,
which
are
available
at
www.sec.gov.
Our
audience
is
cautioned
not
to
place
undue
reliance
on
these
forward-looking
statements
that
speak
only
as
of
the
date
hereof,
and
we
do
not
undertake
any
obligation
to
revise
and
disseminate
forward-looking
statements
to
reflect
events
or
circumstances
after
the
date
hereof,
or
to
reflect
the
occurrence
of
or
non-occurrence
of
any
events.

Forward-Looking Statements

Financial Highlights
NASDAQ symbol “ZIOP”
Approximately 128.2 million shares outstanding
Cash and cash equivalents of approximately $129.7 million
Cash resources sufficient to fund our operations into 2Q 2017
Excludes 2Q payment of $57.5 million from Intrexon related to the biopharmaceutical business of Merck KGaA
agreement
No debt
* As of March 31, 2015

Intrexon
and ZIOPHARM Collaboration with the
Biopharmaceutical Business of Merck KGaA
Highlights
Significant Value of CAR-T Platform

Exclusive strategic collaboration and license agreement to develop and commercialize
CAR-T cancer therapies
Exclusive access to CAR T suite of technologies, including MD Anderson technologies
Intrexon
and ZIOPHARM responsible for all platform and product developments until IND filing
Biopharmaceutical business of Merck KGaA
to nominate targets of interest, lead IND filing and pre-IND interactions, clinical development and commercialization
Intrexon
and
ZIOPHARM
retain
ability
to
explore
targets
independently,
granting
Merck
KGaA
opt-in
rights
during clinical development
Up to $941M for two
targets recognizes value of CAR T programs and technology, de-
risks portfolio and adds significant global development expertise
Upfront, milestone and royalty payments divided evenly between ZIOPHARM and
Intrexon
Upfront payment of $115 million
For the first two targets, up to $826 million development, regulatory and commercial milestones ($413 million per product)
Tiered royalties up to lower-double digits on net sales
Merck KGaA
may elect additional targets at additional cost

Key Investment Highlights
Robust synthetic immunology pipeline targeting hematologic
malignancies and solid tumors
Non-viral and viral CAR-T, TCR, and NK-cell therapies
IL-12 gene therapy: adenoviral vector for IL-12 expression controlled via oral activator
Differentiated technology platforms
In vivo control of gene expression by oral pill
Non-viral: faster and less complex
lower cost
Dual approach: Point-of-Care (autologous) & Off-the-Shelf (allogeneic)
Agreement with biopharmaceutical business of Merck KGaA: to
elect initial 2 CAR-T targets
Multiple trial launches in 2015/2016 with potential data in Q4 2015
Well capitalized

Milestones 2015 / 2016
Intra-tumoral IL-12 RheoSwitch
®
Phase 1/2 Breast Cancer with SOC
initiated Q2 2015
Phase 1 GBM initiated Q2 2015 –
potential early data Q4 2015
CAR-T
Initiate Phase 1 next-generation CD19 CAR trials
Potential early data on Phase 1 CARs studies in Q4 2015
Initiate novel CAR for myeloid malignancies in late 2015/early 2016
Other Leukemia and Solid Tumor CAR-T trials in 2016
Allogenic, Off-the-Shelf T-Cell Studies in 2016

ZIOPHARM Oncology

T cells
Ad-RTS-IL-12
CARs
RTS
TCR
Single agent
Broaden application
POC
OTS
POC
Combination
SD
SD

Overall strategy and differentiation 6

Robust Pipeline In
Synthetic Immunology
Compound
Pre Clinical
Phase 1
Phase 2
Ad-RTS-IL-12 gene Rx
IND
Breast
GBM
Adoptive Cell Therapies
B-cell
Malignancies
Myeloid Malignancies
RTS-controlled
T cell
Solid Tumors
Universal Donor

ZIOPHARM Oncology

Oral Activator
Ad-RTS-hIL-12
Oral Activator
Distant Tumors
Intratumoral Injection
NK
CTLs
Cytotoxic Response
Lymphatics
APC
CD8+
CD4+
IL-12
IFNg
Draining Lymph Node

IL-12 Gene Therapy
Adenoviral vector engineered
to express IL-12 utilizing
RheoSwitch Therapeutic
System® gene switch
Injected intra-tumor with IL-12
expression controlled via
administration of oral activator
ligand veledimex
Regulated intra-tumoral
expression of IL-12 promotes
activation of tumor-infiltrating
lymphocytes to drive cytotoxic
immune response against
distant tumors

ZIOPHARM Oncology

4E6
3E6
2E6
1E6
0
0
24
48
72
96
Time
luciferase RLU
mg cellular protein
+ Addition of activator ligand ▲ or control solvent
- Withdrawal of activator ligand ▲ or control solvent

ON
OFF
OFF
1000000
100000
10000
1000
100
10
1
0.1
Tumor mRNA (mRNA/1e6 vp)
Baseline
Maximum D1-D7
7 Days Post-treatment
100 mg
160 mg
Veledimex Dose
n=7

Ad-RTS-IL-12 — Oral Veledimex Precisely Controls Expression of IL-12 (in vivo control) 9 Improved persistence and survival in tumor microenvironment Limits on-target, off-tumor toxicities

ZIOPHARM Oncology

ZIOPHARM Oncology

Memorial Sloan Kettering Cancer Center

Phase 1b/2 Study of IL-12 Gene Therapy in
Locally Advanced/Metastatic Breast Cancer
Immunotherapy phase of treatment
A single cycle of Ad-RTS-hIL-12 +
veledimex
goal of maintaining or improving pre-
study response
1
O
: Safety and tolerability
2
O
: ORR, disease control and biomarkers
Immunotherapy phase of treatment
A single cycle of Ad-RTS-hIL-12 +
veledimex
goal of maintaining or improving pre-
study response
1
O
: Safety and tolerability
2
O
: ORR, disease control and biomarkers
N = 40
locally advanced or metastatic
breast cancer of all subtypes
up to 20% (8 subjects) with
HER2+ breast cancer
Response (PR or SD) to first-
or second-line standard
therapy
N = 40
locally advanced or metastatic
breast cancer of all subtypes
up to 20% (8 subjects) with
HER2+ breast cancer
Response (PR or SD) to first-
or second-line standard
therapy
Suspend
chemotherapy
phase of treatment
(HER2 therapy
permitted)
Suspend
chemotherapy
phase of treatment
(HER2 therapy
permitted)

ZIOPHARM Oncology

ZIOPHARM Oncology

DANA-FARBER/BRIGHAM AND WOMEN'S CANCER CENTER

STANFORD SCHOOL OF MEDICINE

THE UNIVERSITY OF CHICAGO PRITZKER SCHOOL OF MEDICINE

CEDARS-SINAI

THE UNIVERSITY OF CALIFORNIA UCLA

Northwestern Memorial Hospital

Phase 1 Study of IL-12 Gene Therapy in Recurrent
or Progressive Glioblastoma/Gr.III
Malignant Glioma
A single cycle of Ad-RTS-hIL-12 +
escalating veledimex
1
O
: Safety and tolerability
2
O
: Determine MTD and immune
response,
including
ORR,
PFS
and
OS
A single cycle of Ad-RTS-hIL-12 +
escalating veledimex
1
O
: Safety and tolerability
2
O
: Determine MTD and immune
response,
including
ORR,
PFS
and
OS
N = 72
Recurrent or progressive
glioblastoma or Grade III
malignant glioma
Stratified according to clinical
indication for tumor
resection: Resection plus
injection vs. stereotactic
injection alone
N = 72
Recurrent or progressive
glioblastoma or Grade III
malignant glioma
Stratified according to clinical
indication for tumor
resection: Resection plus
injection vs. stereotactic
injection alone

Cell Therapy
Portfolio of Effector Cells
1. Chimeric Antigen Receptor (CAR+) T cells:
Target cell surface tumor-associated antigens (TAAs) independent of HLA
“Public” antigens
2. T Cell Receptor (TCR
+
) cells:
Target intracellular TAAs dependent on HLA
“Private” antigens
3. Natural Killer (NK) cells:
Target tumor with loss of HLA
No “antigens”

ZIOPHARM Oncology

Signal
Linker
V_H
V_L
scFv
Ectodomain
Spacer
Transmembrane
Endodomain
Intracytoplasmic

Cytokine
Receptor
Jak
Jak
P
Cytoplasm
Stat
Nucleus

Effector cells

Chimeric antigen receptor

Cytokine

Improving the Therapeutic Potential of CAR-T Understanding of the effector cell biology Co-stimulation with cytokine Signals 1 & 2 Signal 3 13

ZIOPHARM Oncology

Transposon DNA plasmid
IR/DR
hEF1α
IR/DR
CAR
Transposase DNA plasmid
(or *in vitro* transcribed mRNA)
CMVIE
SB11
Transposase
Co-delivery into cells by electroporation

Transposase
CAR
Transposon
Nucleus
Cytoplasm

Advantages of
Non-Viral Gene Integration
Sleeping Beauty transposon/transposase system
Fast, efficient and nimble gene transfer method
Improves
cost, time, and complexity compared to viral-based integration

Management of Potential Toxicity
through Inducible Immunoreceptor
Expression (in vivo control)
Many attractive target antigens are also expressed on normal cells
Inducible
CAR
+
T
Cell
Inducible
TCR
+
T
Cell
CAR
+
T
Cell
TCR
+
T
Cell

Veledimex
Next
Generation

ZIOPHARM Oncology

CAR+T Cell
TCR+T Cell
NK Cell
CAR+T Cell
TCR+T Cell
NK Cell

Building the Next-Generation of
Inducible Cytokines (in vivo control)
Therapeutic potential of effector cells depends on recognition of tumor cells and recycling effector function in tumor microenvironment.

Veledimex
Next
Generation

Patient 27 (CR 21)
Pre-Treatment
10 Months

Patient 28 (PR 4)
Pre-Treatment
2 Months

IL-12 Cell Therapy
Zhang, Rosenberg et al., Feb 2015, Clinical Cancer Research
Tumor Infiltrating Lymphocytes Genetically Engineered with an Inducible Gene Encoding
Interleukin-12 for the Immunotherapy of Metastatic Melanoma
•
TIL plus IL-12 can mediate objective responses in up to 70% of patients with metastatic melanoma
•
Enhances the activity of effector CD4+ and CD8+ T cells as well as natural killer NK and NK T cells
•
Collapse of tumor stroma is triggered by IL-12 induction of Fas*
•
50 to 100 fold fewer cells compared to standard TIL protocols and in the absence
of IL-2 co-administration
•
Transferred cells did not
persist long-term and
were associated with
severe dose-limiting
toxicity
* Kerkar, Rosenberg et al., Mol
Ther. 2013 Jul;21(7):1369-77

Next-generation CAR + T cells Bioprocessing Close system Ex vivo cytokines Cryopreservation CAR design Humanization Stalk Endodomains Cytokine IL-12 Others Time in culture 0-30 days 18

ZIOPHARM Oncology

3.5x10^08
2.5x10^08
1.5x10^08
5.0x10^07
2.0x10^06
0
Tumor Burden
1
7
14
21
28
35
Days Post Tumor Injection

5.0x10^10
2.5x10^10
2.8x10^09
2.5x10^08
2.5x10^06
0
Tumor Burden
0
4
8
12
16
20
24
28
32
36
40
44
Days Post Tumor Injection

New CD-19 CAR Design Using Sleeping
Beauty
Prior Sleeping Beauty CAR Design
Modified-1 Sleeping Beauty CAR Design
T cell infusion (day 1)
Next-generation design demonstrates
superior in vivo activity in pre-clinical models
Established Disease Model
Minimal Residual Disease Model
T cell infusion (day 6)
Prior Sleeping Beauty CAR Design
Modified-1 Sleeping Beauty CAR Design

ZIOPHARM Oncology

IL-15
Full-length IL-15Rα
Cell Membrane

Rested mIL15^{+}CAR^{+} T cells
Expanded mIL15^{+}CAR^{+} T cells
Expression (%)
100
80
60
40
20
0
**
ns
****
ns
CD45RO^{neg} CCR7^{+}
CD45RO^{+} CCR7^{+}
CD45RO^{+} CCR7^{neg}
CD45RO^{neg} CCR7^{neg}
Differentiation

Tumor burden
5.0x10^{10}
4.0x10^{10}
3.0x10^{10}
2.0x10^{10}
1.0x10^{10}
2.2x10^{9}
2.0x10^{8}
2.0x10^{6}
No T cell
Modified-2 CAR
Modified-2 CAR + mIL15
5
9
13
16
20
23
26
33
37
Days after tumor injection
T cell infusion

LAC
Unstimulated
Expanded
Rested
% of Max
4.5
33.2
IL-2

Cytokine Signaling Enhances CARs Persisting T-cell Subsets (in vitro): Established Disease Model 20 CD95 Expression: + + + + Memory Subset: SCM CM EM EMRA

CD19-specific CAR + T cells Template for CAR + T cells Safety • Nearing completion Efficacy • New CAR Efficacy POC OTS • Generate in advance of need 21

ZIOPHARM Oncology

Patient Specific
Off-the-shelf
(OTS)

Dual CMC Distribution Approaches for
Cell Therapies
Registration Trials & Global Distribution
with Multiple Pharma Partners
Centralized
Point-of-care
(POC)
Genetically
modified T cells
One patient
Multiple Patients
Autologous T cells
Allogeneic T cells
Real time
In advance of need

Self Months Months Weeks Weeks Days Days Hours Hours T-cell manufacturing time T-cell acquisition Genetic modification Infusion Steps Toward Point-of-Care Distribution 23

ZIOPHARM Oncology

Healthy donor T cells **Patient**

HLAs
Sleeping Beauty
Transposon/transposase system
Intended response
CD19
CAR
TCRαβ
Recognize "non-self"
(Donor →Patient)
Unwanted response
GVHD
HLAs
B-cell leukemia/lymphoma
HLAs
Normal cells

Off-the-Shelf (OTS) Solution 24

ZIOPHARM Oncology

Progressive disease
Complete response
1
0
-1
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Patient number
1 month
3 months
6 months
9 months
12 months
15 months
18 months

Safely infuse patients
No immediate or late toxicity
No excess GVHD
Outpatient infusions
50% of patients with aggressive
disease remain in remission after
transplant & CAR
+
T cells
Safely re-infuse CAR
+
T cells from
patient-specific cryopreserved
banks (n=3 re-treated)
CAR
+
T cells apparently effective in
the adjuvant disease setting
Approximately
28-day
CAR
+
T-cell
persistence
Ongoing Phase 1 Safety Study:
First Generation Proof of Concept
N = 16 pts treated, 8 remain in CR
with median 7.5 mo. follow-up
Kebriaei
et.
al,
EHA
2015

CARs
TCRs
In vitro testing
Mouse data
Human data
Code-of-conduct
Printed DNA

Future of T-cell therapy 26

Drive Pipeline Forward To Create Value
How Are We Differentiated
Translation of immunology to
immunotherapies
T cells
NK
cells
Non-viral gene transfer
(personalized therapies)
CAR
TCR
Cytokine
Cellular engineering
Expression Control

Personalized and orally controlled cytokine
transcription
CAR
+
T
cells
Ad-RTS-
IL-12

Differentiated Technology Platforms
Lower cost, controllable toxicity, autologous and allogeneic

Technology
Intrexon / ZIOPHARM
/ MD
Anderson
RheoSwitch
Therapeutic System®
Most advanced family
of ligands and switches available for dynamic
range, safety, and temporal control (on-off-on etc.)
Non-Viral
Integration Platform
First in-human
testing of Sleeping Beauty system in hematopoietic
cells
UltraVector®
Industrialized
assembly and screening of multigenic DNA modules for
synthetic biology
Adoptive Cell Therapy
Expertise in development and implementation of novel
immunotherapy trials
Laser-enabled Analysis and
Processing (LEAP®)
Computerized
image-based
selection
and
laser
processing
for
cell
identification and purification
AttSite® Recombinases
Stable,
targeted gene integration and expression with proprietary
serine recombinases

ZIOPHARM Oncology

TCR+ T cells
TCR+ T cells
CAR+ T cells
CAR+ T cells
TCR+ T cells
TCR+ T cells
CAR+ T cells
CAR+ T cells
TCR+ T cells
TCR+ T cells
CAR+ T cells
CAR+ T cells
TCR+ T cells
CAR+ T cells
TCR+ T cells
TCR+ T cells
CAR+ T cells
CAR+ T cells

Personalized Therapy for Disease
and Patient
Infuse T cells with more than one specificity
Personalized for the disease
Intra-tumor
Inter-tumor
Heterogeneity of tumor-associated antigen (TAA)
Infuse T cells with one or more specificity
Personalized for the patient
“N=1” trial paradigm

ZIOPHARM Oncology

Traditional
Med Centers
Cost of distribution
Number of patients
1
Immuno-oncology at Med Centers
Number of trials

Power-Law Curve The New Industrialization of T cells 30

ZIOPHARM Oncology

Cancer Immunotherapy Based on Mutation-Specific CD4+ T Cells in a Patient with Epithelial Cancer

Eric Tran,[1] Simon Turcotte,[1*] Alena Gros,[1] Paul F. Robbins,[1] Yong-Chen Lu,[1] Mark E. Dudley,[1†] John R. Wunderlich,[1] Robert P. Somerville,[1] Katherine Hogan,[1] Christian S. Hinrichs,[1] Maria R. Parkhurst,[1] James C. Yang,[1] Steven A. Rosenberg[1‡]

Limited evidence exists that humans mount a mutation-specific T cell response to epithelial cancers. We used a whole-exomic-sequencing-based approach to demonstrate that tumor-infiltrating lymphocytes (TIL) from a patient with metastatic cholangiocarcinoma contained CD4+ T helper 1 (T_H1) cells recognizing a mutation in erbb2 interacting protein (ERBB2IP) expressed by the cancer. After adoptive transfer of TIL containing about 25% mutation-specific polyfunctional T_H1 cells, the patient achieved a decrease in target lesions with prolonged stabilization of disease. Upon disease progression, the patient was retreated with a >95% pure population of mutation-reactive T_H1 cells and again experienced tumor regression. These results provide evidence that a CD4+ T cell response against a mutated antigen can be harnessed to mediate regression of a metastatic epithelial cancer.

The human immune system has evolved to recognize and eliminate cells expressing foreign, nonself antigens. All malignant tumors harbor nonsynonymous mutations or other genetic alterations (1), some of which may generate neo-"nonself" epitopes that could potentially trigger an antitumor T cell response. Indeed, mutation-reactive T cells can frequently be found infiltrating human melanomas (2) and likely play a critical role in the clinical efficacy of adoptive cell therapy (ACT) and other immunotherapies in melanoma (3–7). However, limited evidence exists demonstrating that the human immune system can mount an endogenous, mutation-specific T cell response against epithelial cancers that comprise over 80% of all human malignancies (8–11), and it is unclear whether this response can be harnessed to develop effective personalized cancer immunotherapies (12). Moreover, epithelial cancers often contain fewer mutations than melanoma (1), which may decrease the probability of eliciting a mutation-specific T cell response. We thus first set out to determine whether tumor-infiltrating lymphocytes (TIL) recognizing patient-specific mutations can be identified in patients with metastatic gastrointestinal (GI) cancers.

To this end, a 43-year-old woman with widely metastatic cholangiocarcinoma (patient 3737, table S1) who progressed through multiple chemotherapy regimens was enrolled in a TIL-based ACT protocol for patients with GI cancers (NCT01174121) (13). Lung metastases were resected and used as a source for whole-exomic sequencing and generation of T cells for treatment. Whole-exomic sequencing revealed 26 nonsynonymous mutations (table S2). To test whether the patient's TIL recognized any of these mutations, we used a minigene approach. Briefly, for each mutation we designed a minigene construct that encoded for the mutated amino acid flanked on each side by 12 amino acids from the endogenous protein (fig. S1). Multiple minigenes were synthesized in tandem to generate tandem minigene (TMG) constructs (fig. S1 and table S3), which were then used as templates for the generation of in vitro transcribed (IVT) RNA (13). Each of these IVT TMG RNAs was then

[1]Surgery Branch, National Cancer Institute (NCI), National Institutes of Health, Bethesda, MD 20892, USA.

‡Corresponding author. E-mail: sar@nih.gov

www.sciencemag.org SCIENCE VOL 344 9 MAY 2014 641

Evidence of tumor regression after treatment with a highly pure population of Vβ22⁺ ERBB2IP mutation–reactive CD4⁺ T cells.

A
CD4
CD8
Vβ22
B
wt ERBB2IP
mut ERBB2IP
TNF
C
Cell infusion
Cell infusion
Lung
Liver
Total
Tumor burden (% of pre-treatment baseline)
Months relative to cell transfer

Traditional
Med Centers
Number of patients
Cost of distribution
1
Immuno-oncology at Med Centers
Number of trials

The N=1 approach has been shown for non-genetically modified T cells 31

www.ziopharm.com The Future of Cancer Therapy